   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 1998


                                                      REGISTRATION NO. 333-43207
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------
                             DENBURY RESOURCES INC.
                            DENBURY MANAGEMENT, INC.
            (Exact name of Registrants as specified in its charter)

              CANADA                                                            NOT APPLICABLE
              TEXAS                               1311                            75-2294373
 (State or other jurisdiction of      (Primary standard industrial             (I.R.S. employer
  incorporation or organization)      classification code number)            identification no.)
                                                                   PHIL RYKHOEK, C.F.O.
                                                                  DENBURY RESOURCES INC.
           17304 PRESTON ROAD, SUITE 200                       17304 PRESTON ROAD, SUITE 200
                DALLAS, TEXAS 75252                                 DALLAS, TEXAS 75252
                  (972) 713-3000                         (972) 713-3000; FACSIMILE: (972) 713-3051
   (Address and telephone number of Registrants'               (Name, address and telephone
           principal executive offices)                        number of Agent for Service)

                                   Copies to:

                 DONALD W. BRODSKY                                   STEPHEN L. BURNS
               JENKENS & GILCHRIST,                               CRAVATH, SWAINE & MOORE
            A PROFESSIONAL CORPORATION                                WORLDWIDE PLAZA
            1100 LOUISIANA, SUITE 1800                               825 EIGHTH AVENUE
                 HOUSTON, TX 77002                                  NEW YORK, NY 10019
     (713) 951-3300; FACSIMILE: (713) 951-3314           (212) 474-1000; FACSIMILE: (212) 474-3700

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or reinvestment plans, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                   PROPOSED MAXIMUM     PROPOSED MAXIMUM
         TITLE OF EACH CLASS OF                  AMOUNT                OFFERING             AGGREGATE            AMOUNT OF
      SECURITIES TO BE REGISTERED           TO BE REGISTERED      PRICE PER SECURITY    OFFERING PRICE(A)     REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Shares...........................      5,565,140(b)            $17.969(c)          $100,000,000            $29,500
  % Senior Subordinated Notes Due
  2008..................................      $125,000,000               100%             $125,000,000            $36,875
Guarantee(d)............................          (e)                    (e)                   (e)                 (d)(e)
---------------------------------------------------------------------------------------------------------------------------------
          Total.........................           --                     --              $225,000,000           $66,375(f)
=================================================================================================================================

(a) Estimated solely for purposes of calculating the registration fee.
(b) Includes an aggregate of 725,888 Common Shares subject to an Underwriters' over-allotment option, and Common Shares to be sold directly by Denbury Resources Inc. to its majority shareholder.
(c) Calculated by averaging the high ($18.0625) and low ($17.875) price of the Common Shares of Denbury Resources Inc. on December 23, 1997 on the New York Stock Exchange pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
(d) The Guarantee of the Senior Subordinated Notes by Denbury Resources Inc. is also being registered hereby. Pursuant to Rule 457(n) under the Securities Act of 1933, as amended, no registration fee is required with respect to the Guarantee.
(e) No separate consideration will be received for the Guarantee from the purchasers of the Notes.
(f) The Registrants have previously paid a filing fee of $59,000.

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


     (a) Exhibits.

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
         1(a)            -- Form of Underwriting Agreement relating to Equity
                            Offering.
         1(b)            -- Form of Underwriting Agreement relating to Debt Offering.
         3(a)*           -- Articles of Continuance of Denbury Resources Inc., as
                            amended (incorporated by reference as Exhibits 3(a),
                            3(b), 3(c), 3(d) of DRI's Registration Statement on Form
                            F-1 dated August 25, 1995, Exhibit 4(e) of DRI's
                            Registration Statement on Form S-8 dated February 2, 1996
                            and Exhibit 3(a) of the Pre-effective Amendment No. 2 of
                            DRI's Registration Statement on Form S-1 dated October
                            22, 1996).
         3(b)*           -- General By-Law No. 1: A By-Law Relating Generally to the
                            Conduct of the Affairs of Denbury Resources Inc., as
                            amended (incorporated by reference as Exhibit 3(e) of
                            DRI's Registration Statement on Form F-1 dated August 25,
                            1995, Exhibit 4(d) of the Registrant's Registration
                            Statement on Form S-8 dated February 2, 1996.
         3(c)            -- Restated Articles of Incorporation of Denbury Management,
                            Inc.
         3(d)            -- Bylaws of Denbury Management, Inc.
         4(a)*           -- See Exhibits 3(a), 3(b), 3(c) and 3(d) for provisions of the Articles of Continuance and General By-Law No. 1 of
                            DRI defining the rights of the holders of Common Shares.
         4(b)            -- Indenture dated as of             , 1998, between DMI and
                            Chase Bank of Texas, National Association, as trustee.
         5(a)            -- Opinion of Burnet, Duckworth & Palmer.
         5(b)            -- Opinion of Jenkens & Gilchrist, a Professional
                            Corporation.
        10(a)*           -- Form of First Restated Credit Agreement, by and among
                            DMI, as borrower, DRI as guarantor, NationsBank of Texas,
                            N.A., as administrative agent, Nationsbanc Montgomery
                            Securities LLC, as syndication agent and arranger and the
                            financial institutions listed on Schedule I thereto, as
                            banks, to be executed on December 29, 1997.
        10(b)            -- First Amendment to First Restated Credit Agreement, by
                            and among DMI, as borrower, DRI, as guarantor,
                            NationsBank of Texas, N.A., as administrative agent, and
                            NationsBank of Texas, N.A., as bank, entered into as of
                            January 27, 1998.
        12*              -- Statement of Ratio of Earnings to Fixed Charges.
        23(a)*           -- Consent of Deloitte & Touche.
        23(b)*           -- Consent of Price Waterhouse LLP.
        23(c)*           -- Consent of Netherland, Sewell and Associates.
        23(d)            -- Consent of Burnet, Duckworth & Palmer (contained in its opinion filed as Exhibit 5(a).

      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------
        23(e)            -- Consent of Jenkens & Gilchrist, a Professional
                            Corporation (contained in its opinion filed as Exhibit
                            5(b)).
        24(a)*           -- Power of Attorney (contained on the signature page of
                            this Registration Statement).
        25.1*            -- Statement of Eligibility on Form T-1 of Chase Bank of
                            Texas, National Association, as Trustee.

---------------


 * Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants certified that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement No. 333-43207 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on February 19, 1998.


                                            DENBURY RESOURCES INC.

                                            By:      /s/ PHIL RYKHOEK
                                               ---------------------------------
                                               Phil Rykhoek
                                               Chief Financial Officer

                                            DENBURY MANAGEMENT, INC.

                                            By:      /s/ PHIL RYKHOEK
                                               ---------------------------------
                                               Phil Rykhoek
                                               Chief Financial Officer

     Each person whose signature appears below as a signatory to this Registration Statement constitutes and appoints Gareth Roberts and Phil Rykhoek, or either one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated, in multiple counterparts with the effect of one original.


                     SIGNATURES                                   TITLE                    DATE
                     ----------                                   -----                    ----

                  GARETH ROBERTS *                     President, Chief Executive    February 19, 1998
-----------------------------------------------------    Officer and Director of
                   Gareth Roberts                        DRI (Principal Executive
                                                         Officer)

                  /s/ PHIL RYKHOEK                     Chief Financial Officer,      February 19, 1998
-----------------------------------------------------    Secretary and
                    Phil Rykhoek                         Authorized Representative
                                                         of DRI (Principal
                                                         Financial Officer)

                  BOBBY J. BISHOP *                    Controller and Chief          February 19, 1998
-----------------------------------------------------    Accounting Officer of DRI
                   Bobby J. Bishop                       (Principal Accounting
                                                         Officer)

                 RONALD G. GREENE *                    Chairman of the Board and     February 19, 1998
-----------------------------------------------------    Director of DRI
                  Ronald G. Greene

                 WIELAND WETTSTEIN *                   Director of DRI               February 19, 1998
-----------------------------------------------------
                  Wieland Wettstein

                     SIGNATURES                                   TITLE                    DATE
                     ----------                                   -----                    ----

                  WILMOT MATTHEWS *                    Director of DRI               February 19, 1998
-----------------------------------------------------
                   Wilmot Matthews

                  GARETH ROBERTS *                     President, Chief Executive    February 19, 1998
-----------------------------------------------------    Officer and Director of
                   Gareth Roberts                        DMI (Principal Executive
                                                         Officer)

                  /s/ PHIL RYKHOEK                     Chief Financial Officer and   February 19, 1998
-----------------------------------------------------    Secretary and
                    Phil Rykhoek                         Director of DMI
                                                         (Principal Financial
                                                         Officer)

                  BOBBY J. BISHOP *                    Controller and Chief          February 19, 1998
-----------------------------------------------------    Accounting Officer of DMI
                   Bobby J. Bishop                       (Principal Accounting
                                                         Officer)

                   MATTHEW DESO *                      Vice President, Exploration   February 19, 1998
-----------------------------------------------------    and Director of DMI
                    Matthew Deso

                   MARK WORTHEY *                      Vice President, Operations    February 19, 1998
-----------------------------------------------------    and Director of DMI
                    Mark Worthey

                By: /s/ PHIL RYKHOEK
  -------------------------------------------------
                    Phil Rykhoek
         Attorney-in-Fact pursuant to power
          of attorney contained in original
        filing of the Registration Statement.

                                 EXHIBIT INDEX


      EXHIBIT NO.                           DESCRIPTION OF EXHIBIT
      -----------                           ----------------------

         1(a)            -- Form of Underwriting Agreement relating to Equity
                            Offering.
         1(b)            -- Form of Underwriting Agreement relating to Debt Offering.
         3(a)*           -- Articles of Continuance of Denbury Resources Inc., as
                            amended (incorporated by reference as Exhibits 3(a),
                            3(b), 3(c), 3(d) of DRI's Registration Statement on Form
                            F-1 dated August 25, 1995, Exhibit 4(e) of DRI's
                            Registration Statement on Form S-8 dated February 2, 1996
                            and Exhibit 3(a) of the Pre-effective Amendment No. 2 of
                            DRI's Registration Statement on Form S-1 dated October
                            22, 1996).
         3(b)*           -- General By-Law No. 1: A By-Law Relating Generally to the
                            Conduct of the Affairs of Denbury Resources Inc., as
                            amended (incorporated by reference as Exhibit 3(e) of
                            DRI's Registration Statement on Form F-1 dated August 25,
                            1995, Exhibit 4(d) of the Registrant's Registration
                            Statement on Form S-8 dated February 2, 1996.
         3(c)            -- Restated Articles of Incorporation of Denbury Management,
                            Inc.
         3(d)            -- Bylaws of Denbury Management, Inc.
         4(a)*           -- See Exhibits 3(a), 3(b), 3(c) and 3(d) for provisions of the Articles of Continuance and General By-Law No. 1 of
                            DRI defining the rights of the holders of Common Shares.
         4(b)            -- Indenture dated as of             , 1998, between DMI and
                            Chase Bank of Texas, National Association, as trustee.
         5(a)            -- Opinion of Burnet, Duckworth & Palmer.
         5(b)            -- Opinion of Jenkens & Gilchrist, a Professional
                            Corporation.
        10(a)*           -- Form of First Restated Credit Agreement, by and among
                            DMI, as borrower, DRI as guarantor, NationsBank of Texas,
                            N.A., as administrative agent, Nationsbanc Montgomery
                            Securities LLC, as syndication agent and arranger and the
                            financial institutions listed on Schedule I thereto, as
                            banks, to be executed on December 29, 1997.
        10(b)            -- First Amendment to First Restated Credit Agreement, by
                            and among DMI, as borrower, DRI, as guarantor,
                            NationsBank of Texas, N.A., as administrative agent, and
                            NationsBank of Texas, N.A., as bank, entered into as of
                            January 27, 1998.
        12*              -- Statement of Ratio of Earnings to Fixed Charges.
        23(a)*           -- Consent of Deloitte & Touche.
        23(b)*           -- Consent of Price Waterhouse LLP.
        23(c)*           -- Consent of Netherland, Sewell and Associates.
        23(d)            -- Consent of Burnet, Duckworth & Palmer (contained in its opinion filed as Exhibit 5(a).
        23(e)            -- Consent of Jenkens & Gilchrist, a Professional
                            Corporation (contained in its opinion filed as Exhibit
                            5(b)).
        24(a)*           -- Power of Attorney (contained on the signature page of
                            this Registration Statement).
        25.1*            -- Statement of Eligibility on Form T-1 of Chase Bank of
                            Texas, National Association, as Trustee.


---------------


 * Previously filed.